UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2021

NATIONAL BANK HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35654	27-0563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 East Orchard Road, Suite 300, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

303-892-8715
(Registrant’s telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Class A Common Stock	NBHC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2021, the Board of Directors of National Bank Holdings Corporation (the “Company”) appointed Ms. Alka Gupta as a Director of the Company, effective as of November 1, 2021. Gupta will serve on our Audit & Risk Committee.

Gupta is a Fortune 500 executive and tech entrepreneur with deep experience in digital transformation. She is currently a Venture Partner at Fin Venture Capital, a fintech B2B focused global venture fund. She was also a Co-Founder of and former President at GlobaliD, Inc., a venture backed, portable, and interoperable identity platform leveraging the blockchain where she continues to serve on the Board. Previously, Gupta was an executive at eBay/PayPal as Head of Strategy for eBay Marketplaces building new growth strategies in areas such as mobile commerce and cross-border payments. Gupta is a member of the Board of MoneyGram, (NASDAQ: MGI), a cross-border P2P payments and money transfer company. Gupta earned her M.B.A. from the University of Pennsylvania Wharton School and her B.S. from Case Western Reserve University.

Gupta will participate in the Company’s standard director compensation program, which will be prorated in her first partial service year. The program generally in effect for this year is described in “Director Compensation” in the Company’s proxy statement for the 2021 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2021.

The Company expects Gupta to enter into the standard director indemnification agreement that the Company has with its directors. A copy of a substantially similar form of the indemnification agreement is filed as Exhibit 10.6 to the Company’s Form S-1 Registration Statement (Registration Statement No. 333-177971), filed on September 10, 2012.

The press release issued by the Company is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated October 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bank Holdings Corporation

By:	/s/ Angela N. Petrucci
Name: Angela N. Petrucci Title: Chief Administrative Officer & General Counsel
Date: October 27, 2021